                                                                      Exhibit 24

             LIMITED POWER OF ATTORNEY - SECURITIES LAW COMPLIANCE

    The undersigned, as an officer, director, and/or employee of Tallgrass
Energy GP, LLC (formerly known as TEGP Management, LLC), the general partner of
Tallgrass Energy, LP (formerly known as Tallgrass Energy GP, LP) ("TGE"), or subsidiaries or affiliates of TGE (collectively, the "Company"), hereby constitutes Christopher R. Jones and Jason Nonnemaker or any one of them the undersigned's true and lawful attorney-in-fact and agent to complete and execute such Forms 144, Forms 3, 4 and 5, Schedules 13D and 13G and other forms and schedules as either attorney shall in his discretion determine to be required or advisable pursuant to Rule 144 promulgated under the Securities Act of 1933 (as amended), Sections 13 and 16 of the Securities Exchange Act of 1934 (as amended)
and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition, or disposition of securities of TGE, and to do all acts necessary in order to file such forms with the Securities and Exchange Commission, any securities exchange or national association, the Company and such other person or agency as the attorney shall deem appropriate. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents shall do or cause to be done by virtue hereof.

    This Limited Power of Attorney shall remain in effect until the undersigned is no longer required to make filings pursuant to Rule 144 promulgated under the
Securities Act of 1933 (as amended), Sections 13 and 16 of the Securities
Exchange Act of 1934 (as amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

    This Limited Power of Attorney is executed at Leawood, Kansas as of the date set forth below.

                                        /s/ Marcelino Oreja Arburua
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                                        Signature

                                        Marcelino Oreja Arburua
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                                        Type or Print Name

                                        Date: March 15, 2019
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